UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                           June 2, 2009 (May 27, 2009)

                           Blue Dolphin Energy Company

             (Exact name of registrant as specified in its charter)


          Delaware                      0-15905                  73-1268729
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                          801 Travis Street, Suite 2100
                                Houston, TX 77002
              (Address of principal executive office and zip code)


                                 (713) 568-4725
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     See Item 8.01 below.

Item 8.01. Other Events.

     On May 27, 2009, the registrant amended and restated its Certificate of Incorporation solely to increase the total number of shares authorized for issuance from 27,500,000 to 102,500,000, increasing the number of shares of common stock, par value $0.01, authorized for issuance from 25,000,000 to 100,000,000. The amendment to the registrant's Certificate of Incorporation was approved by the registrant's stockholders at the annual meeting of the stockholders held on May 14, 2009.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number         Description of Exhibit
--------------         ----------------------
     3.1               Amended and Restated Certificate of Incorporation

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 2009

                                    Blue Dolphin Energy Company

                                    /s/ T. SCOTT HOWARD
                                    -----------------------------
                                    T. Scott Howard
                                    Treasurer and Assistant Secretary
                                    (Principal Financial and Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit Number         Description of Exhibit
--------------         ----------------------
     3.1               Amended and Restated Certificate of Incorporation